Shareholder Loans, at Amortized Cost	12 Months Ended
Dec. 31, 2025
Shareholder Loans, at Amortized Cost [Abstract]
SHAREHOLDER LOANS, AT AMORTIZED COST

12. SHAREHOLDER LOANS, AT AMORTIZED COST

	As of December 31,
	2024	2025
	RMB	RMB	USD

Onshore Shareholder Loans (i)	186,555	—	—
Other Shareholder Loans (ii)	62,088	66,404	9,495
Shareholder loans, at amortized cost	248,643	66,404	9,495

(i) Onshore Shareholder Loans

The Company’s onshore entities entered into shareholder loans agreements with certain preferred shareholders. These preferred shareholders subscribed the Company’s preferred shares and were entitled to all of the preferred shareholders’ rights. Prior to paying the consideration of preferred shares to the Company, they made shareholder loans to the Company’s onshore entities in the same amount of the consideration for preferred shares. Such shareholder loans are referred as “Onshore Shareholder Loans”.

In December 2016, the Company issued 124,523,393 shares of Series C Redeemable Convertible Preferred Shares to an investor for US$5 million (equivalent to RMB30,634). One of the Company’s PRC onshore entities entered into a loan agreement with the investor in the amount of RMB30,634 bears no interest. The principal shall be due and payable at the earlier of the investor pays the consideration of preferred shares to the Company and 9 months after the issuance, which can be further extended upon mutual agreement between the Company and the investor. In 2023, the Company and the investor agreed to extend the maturity date of the loan, and the loan is due at the earlier of the investor pays the consideration of preferred shares to the Company and December 31, 2024. In 2024, the maturity date was further extended to December 31, 2025. In December 2023, the Company’s PRC onshore entities repaid RMB613 to the investor. As of December 31, 2024, the Company’s PRC onshore entities repaid RMB1,000 to the investor. The Company completed its IPO on August 19, 2025, and the preferred shares were converted into ordinary shares.

In February 2018, the Company issued 154,278,293 shares of Series C-1 Redeemable Convertible Preferred Shares to an investor with the total amount of US$5.5 million (equivalent to RMB35,000). One of the Company’s PRC onshore entities entered into a loan agreement with the investor in the amount of RMB35,000 bears no interests. The principal shall be due and payable at the earlier of the investor pays the consideration of preferred shares to the Company and 23 months after the issuance, which can be further extended upon mutual agreement between the Company and the investor. In 2023, the Company and the investor agreed to extend the maturity date of the loan, and the loan is due at the earlier of the investor pays the consideration of preferred shares to the Company and December 31, 2024. In 2024, the maturity date was further extended to December 31, 2025. The Company completed its IPO on August 19, 2025, and the preferred shares were converted into ordinary shares.

In December 2023, the Company issued 280,352,854 shares of Series B Redeemable Convertible Preferred Shares to an investor upon exercise of Series B ODI Convertible Loan (Note 11) with the total amount of US$20 million (equivalent to RMB122,534). As agreed with the investor, the Company’s PRC onshore entity shall repay the principal at the earlier of the following two dates: (1) July 31, 2025, and (2) five working days before the end of the lock-up period specified by applicable laws and regulations and exchange rules following the initial public offering. The Company completed its IPO on August 19, 2025, and the preferred shares were converted into ordinary shares.

The Company measured Onshore Shareholder Loans at amortized cost. Onshore Shareholder Loans activities for the years ended December 31, 2024 and 2025 are presented below:

	As of December 31, 2025
	RMB	USD
As of January 1, 2024	187,555	26,820
Repayment	(1,000)	(143)
As of December 31, 2024	186,555	26,677
Offset upon conversion of preferred shares	(186,555)	(26,677)
As of December 31, 2025	—	—

(ii)   Other Shareholder Loans

The Group borrowed interest free loans from its Founder and certain investors.

The principal of Series C ODI Convertible Loan issued by the Company’s onshore entity was RMB42,055 (Note 11). Upon the investor’s exercise of the warrant and the Company issued preferred shares to the investor, the Company’s onshore entity partially repaid Series C ODI Convertible loan of RMB27,027 and entered into a new interest free shareholder loan agreement with the investor in the amount of RMB15,028, which is due on demand. In 2023 and 2024, the Company’s onshore entity repaid RMB2,000 and RMB500 to the investor, respectively. The Company completed its IPO on August 19, 2025, and the preferred shares were converted into ordinary shares.

In 2021, the Group also borrowed interest free loans of RMB1,153 from its Founder and US$150 (equivalent to RMB1,053) from a preferred shareholder. In 2023, the Group borrowed interest free loans in the total amount of RMB14,203 from its Founder and repaid RMB4,580 to its Founder. Such loans are due on demand. In 2024, the Group borrowed interest free loans in the total amount of RMB28,322 from its Founder. As of December 31, 2025, the Group borrowed interest free loans in the total amount of RMB28,923 from its Founder and repaid RMB8,702 to its Founder.

In 2023, the Group also borrowed interest free loans of RMB6,874 from an entities controlled by a preferred shareholder. The Group repaid RMB6,874 in 2024.

Other Shareholder Loans activities for the years ended December 31, 2024 and 2025 are presented below:

	RMB	USD

As of January 1, 2024	41,156	5,885
Borrowed	28,322	4,050
Repayment	(7,374)	(1,054)
Foreign currency translation adjustments	(16)	(2)
As of December 31, 2024	62,088	8,879
Borrowed	28,923	4,135
Repayment	(8,702)	(1,244)
Offset upon conversion of preferred shares	(15,880)	(2,271)
Foreign currency translation adjustments	(25)	(4)
As of December 31, 2025	66,404	9,495

The Group borrowed interest-free loans from its Founder and certain investors, which are considered related parties. These loans are unsecured and contractually repayable on demand.

Although the loans are legally due on demand, in practice they have been extended periodically based on mutual agreement between the Group and the lenders.

Management considers these arrangements as part of ongoing funding support to the Group’s operations rather than short-term liquidity instruments.

The Group evaluated the substance of these arrangements under US GAAP and concluded that the loans meet the definition of financial liabilities, as the Group has a contractual obligation to transfer cash upon demand by the lenders and no contractual terms indicate settlement through issuance of equity instruments.

The Group also assessed whether the interest-free nature of these loans gives rise to a significant financing component under ASC 835-30. In performing this assessment, management considered:

●	the demand nature of the loans;

●	the historical pattern of extensions;

●	the expected timing of repayment; and

●	prevailing market interest rates for similar instruments.

Based on this assessment, the Group determined that any imputed interest arising from discounting would not be material to the consolidated financial statements.

The Group further evaluated whether the loans are, in substance, equity contributions due to their linkage with certain shareholder transactions. Management concluded that the loans do not represent equity contributions, as there are no agreements or terms that require or permit settlement through issuance of shares, and the lenders retain the right to demand repayment in cash.

These loans are presented as current liabilities given their contractual demand feature; however, the actual timing of settlement depends on the liquidity needs of the Group and the intentions of the lenders.